SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2002

TREDEGAR CORPORATION

Exact name of registrant as specified in its charter)

VIRGINIA	1-10258	54-1497771

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation or organization)	Number)	Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (804) 330-1000

Item 9.          Regulation FD Disclosure.

        On August 9, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Norman A. Scher, the registrant’s chief executive officer, and D. Andrew Edwards, the registrant’s principal financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.3 and 99.4.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Dated: August 9, 2002	By: /s/Nancy M. Taylor
Nancy M. Taylor
Vice President and Secretary